John Hancock Variable Insurance Trust

Supplement dated November 6, 2015

to the Statement of Additional Information

dated April 27, 2015

Under the “Risk Factors” section, the information under “Risk Factors Relating to Fund of Fund Investments in Underlying Funds” is amended and restated as follows:

Risk Factors Relating to Fund of Fund Investments in Underlying Funds

As permitted by Section 12 of the 1940 Act, the investments of the Portfolios may include shares of other John Hancock funds (“Affiliated Underlying Funds”), and the Portfolios may reallocate or rebalance assets among the Affiliated Underlying Funds (collectively, “Rebalancings”). The following discussion provides information on the risks related to Rebalancings, which risks are applicable to the Affiliated Underlying Funds undergoing Rebalancings, as well as to those Portfolios that hold Affiliated Underlying Funds undergoing Rebalancings.

From time to time, one or more of the Affiliated Underlying Funds may experience relatively large redemptions or investments due to Rebalancings, as effected by the Portfolios’ subadvisors, John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and/or John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the “John Hancock Subadvisors”). Shareholders should note that Rebalancings may adversely affect the Affiliated Underlying Funds. The Affiliated Underlying Funds subject to redemptions by a Portfolio may find it necessary to sell securities, and the Affiliated Underlying Funds that receive additional cash from a Portfolio will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when a Portfolio owns, redeems, or invests in, a substantial portion of an Affiliated Underlying Fund. Rebalancings could adversely affect the performance of one or more Affiliated Underlying Funds and, therefore, the performance of one or more Portfolios.

Possible adverse effects of Rebalancings on the Affiliated Underlying Funds include:

1.	The Affiliated Underlying Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2.	Rebalancings may increase brokerage and/or other transaction costs of the Affiliated Underlying Funds.

3.	When a Portfolio owns a substantial portion of an Affiliated Underlying Fund, a large redemption by the Portfolio could cause that Affiliated Underlying Fund’s expenses to increase and could result in its portfolio becoming too small to be economically viable.

4.	Rebalancings could accelerate the realization of taxable capital gains in Affiliated Underlying Funds subject to large redemptions if sales of securities results in capital gains.

The Adviser, which serves as the investment advisor to both the Portfolios and the Affiliated Underlying Funds, has delegated the day-to-day portfolio management of the Portfolios and many of the Affiliated Underlying Funds to the John Hancock Subadvisors, affiliates of the Advisor. The Advisor monitors both the Portfolios and the Affiliated Underlying Funds. The John Hancock Subadvisors manage the assets of both the Portfolios and many of the Affiliated Underlying Funds (the “Affiliated Subadvised Funds”). The John Hancock Subadvisors may allocate up to all of a Portfolio’s assets to Affiliated Subadvised Funds and accordingly has an incentive to allocate more Portfolio assets to such Affiliated Subadvised Funds. The Advisor and the John Hancock Subadvisors monitor the impact of Rebalancings on the Affiliated Underlying Funds and attempt to minimize any adverse effect of the Rebalancings on the Underlying Funds, consistent with pursuing the investment objective of the relevant Portfolios. Moreover, each John Hancock Subadvisors has a duty to allocate assets to an Affiliated Subadvised Fund only when such Subadvisor believes it is in the best interests of fund shareholders. As part of its oversight of the funds and the subadvisors, the Advisor will monitor to ensure that allocations are conducted in accordance with these principles. This conflict of interest is also considered by the Independent Trustees when approving or replacing affiliated subadvisors and in periodically reviewing allocations to Affiliated Subadvised Funds.

The Advisor and the John Hancock Subadvisors will monitor the impact of Rebalancings on the Affiliated Underlying Funds and attempt to minimize any adverse effect of the Rebalancings on the Affiliated Underlying Funds, consistent with pursuing the investment objectives of the Portfolios and the Affiliated Underlying Funds. However, there is no guarantee that the Advisor and the John Hancock Subadvisors will be successful in doing so.

Shareholders should note that the Advisor and the John Hancock Subadvisors may have an incentive to employ Portfolio assets to advance Manulife Financial’s interests or the interests of an Affiliated Underlying Fund. For example, the Advisor and the John Hancock Subadvisors may have an incentive to select Affiliated Underlying Funds that are more profitable to Manulife Financial. The Advisor, the John Hancock Subadvisors, or their affiliates may determine that the allocation of additional assets to a particular Affiliated Underlying Fund may be beneficial to the Affiliated Underlying Fund to offset redemptions, to increase the Affiliated Underlying Fund’s total assets, or for other reasons. The investment of Portfolio assets in a recently created Affiliated Underlying Fund may provide seed capital to the Affiliated Underlying Fund that might otherwise be provided by a Manulife Financial affiliate.

As discussed above, the Portfolios periodically reallocate their investments among underlying investments. In an effort to be fully invested at all times and also to avoid temporary periods of under-investment, an Affiliated Underlying Fund may buy securities and other instruments in anticipation of or with knowledge of future purchases of Affiliated Underlying Fund shares resulting from a reallocation of assets by the Portfolios to the Affiliated Underlying Fund. Until such purchases of Affiliated Underlying Fund shares by a Portfolio settle (normally between one and three days), the Affiliated Underlying Fund may have investment exposure in excess of its net assets. Shareholders who transact with the Affiliated Underlying Fund during the period beginning when the Affiliated Underlying Fund first starts buying securities in anticipation of a purchase order from a Portfolio until such purchase order settles may incur more loss or realize more gain than they otherwise might have in the absence of the excess investment exposure.

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Advisory arrangements involving Affiliated Subadvisors present certain conflicts of interest. For each Portfolio subadvised by a John Hancock Subadvisor or another Affiliated Subadvisor, the John Hancock Subadvisor or such other Affiliated Subadvisor will benefit from increased subadvisory fees. In addition, MFC will benefit, not only from the net advisory fee retained by the Advisor but also from the subadvisory fee paid by the Advisor to the Affiliated Subadvisor. Consequently, the John Hancock Subadvisors and MFC may be viewed as benefiting financially from: (i) the appointment of or continued service of Affiliated Subadvisors to manage the Portfolios; and (ii) the allocation of the assets of the portfolios to the Portfolios having Affiliated Subadvisors. However, both the Advisor, in recommending to the Board of Trustees the appointment or continued service of Affiliated Subadvisors, and the John Hancock Subadvisors, in allocating the assets of the Portfolios, have a fiduciary duty to act in the best interests of the Portfolios and their shareholders. The Advisor has a duty to recommend that Affiliated Subadvisors be selected, retained, or replaced only when the Advisor believes it is in the best interests of shareholders. In addition, under JHVIT’s “Manager of Managers” exemptive order received from the SEC, JHVIT is required to obtain shareholder approval of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor except as otherwise permitted by applicable SEC No-Action Letter to a Portfolio (in the case of a new portfolio, the initial sole shareholder of the portfolio, an affiliate of the Advisor and MFC, may provide this approval). Similarly, the John Hancock Subadvisor has a duty to allocate assets to affiliated subadvised funds only when it believes this is in shareholders’ best interests and without regard for the financial incentives inherent in making such allocations. The Independent Trustees are aware of and monitor these conflicts of interest.

In addition, Manulife Financial and its John Hancock insurance company subsidiaries may benefit from investment decisions made by the Advisor and the John Hancock Subadvisors, including allocation decisions with respect to Portfolio assets. For example, the Advisor and the John Hancock Subadvisors, by selecting more conservative investments or investments that lend themselves to hedging strategies, or by making more conservative allocations of Portfolio assets by increasing the percentage allocation to underlying funds that invest primarily in fixed-income securities or otherwise, may reduce the regulatory capital requirements that the John Hancock insurance company subsidiaries of Manulife Financial must satisfy to support guarantees under variable annuity and insurance contracts that they issue, or aid the John Hancock insurance company subsidiaries with hedging their investment exposure under their variable annuity and insurance contracts.

A particular group of Portfolios, the Lifestyle PS Series, are offered only in connection with specific guaranteed benefits under variable annuity contracts (the “Contracts”) issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (collectively, the “John Hancock Issuers”). The Contracts provide that the John Hancock Issuers can automatically transfer contract value between the Lifestyle PS Series and Bond Trust, another JHVIT fund, through a non-discretionary, systematic mathematical process. The purpose of these transfers is to attempt to protect contract value from declines due to market volatility. The timing and amount of any transfer of contract value under the John Hancock Issuers’ process will depend on several factors including market movements. In general, the higher the equity component of a Lifestyle PS Series, the more likely that contract value will be reallocated from the Lifestyle PS Series to Bond Trust when equity markets fall. These asset flows may negatively affect the performance of an underlying fund in which the Lifestyle PS Series invests by increasing the underlying fund’s transaction costs and causing it to purchase or sell securities when it would not normally do so. It could be particularly disadvantageous for the underlying fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. As a result of these reallocations between the Lifestyle PS Series and Bond Trust, there may be active trading in the Lifestyle PS Series and Bond Trust. However, it is not anticipated that there will be active trading by the Lifestyle PS Series in other JHVIT funds except in extreme market situations.

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Another particular group of Portfolios, the Lifestyle MVPs, purchase derivatives, such as stock index futures, that require the Lifestyle MVPs to hold initial and variation margin. The amount of margin required will fluctuate daily. Although the Lifestyle MVPs will seek to have sufficient liquid assets to cover its margin requirements, in certain market conditions, it may be required to redeem its holdings of underlying fund shares in order to do so. For example, as the value of the index underlying the stock index future increases in value, the amount of margin required will increase. The amount of margin required could be very large if the value of the index rises significantly during a short period of time. These redemptions from underlying funds could require such funds to sell securities at times when they may not otherwise desire to do so and may increase brokerage and/or other transaction costs of such underlying funds.

You should read this supplement in conjunction with the Statement of Additional Information and retain it for future reference.

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